Business Combinations	12 Months Ended
Dec. 31, 2012
Business Combinations
Note 22.	Business Combinations

I Bank Acquisition

On April 1, 2012, the Company acquired 100% of the outstanding stock of I Bank Holding Company, Inc. and its wholly owned subsidiary iBank Texas with branches in Lakeway, Texas and a branch located in Georgetown, Texas.

Estimated fair values of the assets acquired and liabilities assumed in the transaction as of the closing date of the transaction was as follows:

Assets of acquired bank:
Cash and cash equivalents	$19,993
Certificates of deposit held in other banks	17,078
Investment in restricted stock	702
Loans	116,948
Premises and equipment	2,165
Other real estate owned	416
Goodwill	12,967
Core deposit intangible	1,097
Other assets	1,221

Total assets	$172,587

Liabilities of acquired bank:
Deposits	$122,876
FHLB advances	12,500
Other liabilities	211

Total liabilities	$135,587

Cash paid in I Bank Holding Company, Inc. transaction	$37,000

Non-credit impaired loans had a fair value of $113,531 at the date of acquisition and contractual balances of $113,723. The difference of $192 will be recognized into interest income as an adjustment to yield over the life of the loans.

The Company recognized goodwill of $12,967 which is calculated as the excess of both the consideration exchanged and liabilities assumed compared to the fair market value of identifiable assets acquired. Goodwill resulted from a combination of expected synergies, expansion of Austin market area and growth opportunities. Goodwill is not expected to be deducted for tax purposes.

The Company had incurred expenses related to the acquisition of approximately $705 during the year ended December 31, 2012, which is included in acquisition expense.

Pro forma net income for the years ended December 31, 2012 and 2011 would have been $18,308 and $17,321, respectively, and revenues would have been $82,966 and $75,669 for the same years, respectively, had the acquisition occurred as of January 1, 2011. The operations of iBank were merged into Independent Bank as of the date of the acquisition. Separate revenue and earnings of the former iBank are not available subsequent to the business combination.

Community Group Acquisition

On October 1, 2012, the Company completed an acquisition of The Community Group, Inc. (CGI) and its wholly owned subsidiary United Community Bank. The Company issued 182,221 shares of Company common stock plus $9.6 million in cash for all outstanding shares of CGI. The Company’s stock was valued at $20.31 per share which was based on the most recent selling price of the Company’s stock to third party investors.

The Company recognized goodwill of $4,779 which is calculated as the excess of both the consideration exchanged and liabilities assumed compared to the fair market value of identifiable assets acquired. Goodwill resulted from a combination of expected synergies, desirable branch locations and growth opportunities. Goodwill is not expected to be deducted for tax purposes.

The Company had incurred expenses related to the acquisition of approximately $696 during 2012, which is included in acquisition expense. The results of operations for the Company would not have been materially different had the acquisition occurred as of January 1, 2011. Therefore, pro forma information has not been disclosed.

Estimated fair values of the assets acquired and liabilities assumed in the transaction as of the closing dates of the transaction was as follows:

Assets of acquired bank:
Cash and cash equivalents	$26,237
Securities available for sale	10,314
Loans	63,500
Premises and equipment	3,530
Other real estate	1,157
Investment in FHLB stock and other restricted stock	715
Goodwill	4,779
Core deposit intangible	265
Other assets	470

Total assets	$110,967

Liabilities of acquired bank:
Deposits	$93,568
Junior subordinated debentures	3,609
Other liabilities	489

Total liabilities	$97,666

Common stock issued in The Community Group, Inc. transaction	$3,701

Cash paid in The Community Group, Inc. transaction	$9,600

Non-credit impaired loans had a fair value of $58,694 at the date of acquisition and contractual balances of $59,106.The difference of $412 will be recognized into interest income as an adjustment to yield over the life of the loans.

Farmersville and Town Bank Acquisitions

On July 31, 2010, and September 30, 2010 the Company acquired certain assets and assumed certain deposits and liabilities of Town Center Bank and Farmersville Bancshares, Inc., respectively. The Company recorded a liability of $1,752 for contingent consideration expected to be paid to the former owners of Town Center Bank. The contingent consideration is based on performance of the acquired loan portfolio of Town Center Bank and will be resolved three years from the date of the business combination. The maximum amount payable at July 31, 2010 was $1,752.

The Company issued 192,688 shares of Company stock for all outstanding shares of Farmersville Bancshares, Inc. The Company’s stock was valued at $17.19 per share which was based on the most recent selling price of the Company’s stock to third party investors.

The purchase accounting for these transactions resulted in a bargain purchase gain of $6,692 which arose primarily due to the previous owners of the acquired banks being compelled to sell for regulatory reasons. In addition, the valuation of property acquired in connection with the transaction was significantly higher than anticipated at the date the terms of the acquisitions were negotiated.

During 2010, the Company recorded $668 in expenses related to the business combinations that is included in acquisition expense in the accompanying consolidated statements of income.

These acquisitions established Independent Bank’s presence and locations in northwest Dallas County and Denton County, Texas and extended its presence in eastern Collin County, Texas.

Estimated fair values of the assets acquired and liabilities assumed in the transactions as of the closing dates of the transactions were as follows:

Assets of acquired banks:
Cash and cash equivalents	$21,039
Federal funds sold	16,780
Securities available for sale	9,937
Investment in restricted stock	204
Loans	67,505
Premises and equipment	14,541
Other real estate owned	4,553
Core deposit intangible	1,748
Other assets	564

Total assets	$136,871

Liabilities of acquired banks:
Deposits	$120,431
Subordinated debt assumed in Farmersville transaction	2,285
Other borrowings	1,350
Accrued expenses and other liabilities	949

Total liabilities	$125,015

Common stock issued in Farmersville transaction	$3,311

Cash paid in Farmersville transaction	$101

Contingent consideration recorded in Town Center transaction	$1,752

Bargain purchase gain recorded on acquisitions	$6,692